SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 15, 2007

SOMERSET INTERNATIONAL GROUP, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	0-10854	13-27956-75
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

90 WASHINGTON VALLEY ROAD
BEDMINSTER, NEW JERSEY 07921
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(908) 719-8909
(ISSUER TELEPHONE NUMBER)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 15, 2007, Dutchess Private Equities Fund, Ltd. (the “Investor”) purchased a convertible debenture (“Debenture”) from us for $2,700,000 (“Face Amount”) which has a five-year term and bears annual interest at 12%.  The proceeds of the Debenture have been placed into escrow and shall only be dispersed upon a successful closing of the previously announced acquisition.

Pursuant to this Debenture, we are required to make mandatory interest only payments to the Investor in the amount of 1/12th of the Interest due on the outstanding balance of the Debenture each month for the first six months after closing on the acquisition.  The first payment is due within thirty (30) days of Closing.  Pursuant to this Debenture, we also are required to make mandatory principal payments to the Investor throughout the life of the Debenture.  For months 6 thru 12, we must pay $15,000 per month, for months 13 thru 18 we must pay $35,000 per month, for months 19 thru 24 we must pay $45,000, for month 25 thru month 25 we must pay $75,000 per month and on month 36 all amounts then current will be due payable.

In conjunction with the Debenture, we have also issued to the Investor a warrant to purchase a number of shares of 13,500,000 which is equivalent to 100% of the face amount with a strike price equal to $.12 per share.  The warrants have a term of five years from the date of issuance.   In addition, the Investor has the right to be redeemed, in cash,   in an amount equal to one hundred and twenty-five percent (125%) of the Face Amount of the Debenture plus accrued interest and penalties, if any.  If our common stock is above $.20 per share, the Investor may convert the Face Amount into common shares at a conversion rate of the lesser of either (a) the maximum conversion price of $.20 per share of our common stock, or (b) 75% of the lowest closing bid price of our common stock during the immediately preceding ten (10) business days at the time of each conversion.

We are further obligated to file a registration statement with the Securities and Exchange Commission (“SEC”) covering the underlying stock for the Debenture and Warrants within 30 days after the Investor provides written notice (“Filing Date”).  If such registration statement has not been submitted to the SEC by the Filing Date or the effective date of the registration statement exceeds 105 days from the Filing Date, a penalty of two percent (2%) per month, shall begin to accrue.  Additionally, if such registration statement is not submitted to the SEC by the Filing Date, the maximum conversion price of $.20 will initially drop ten percent (10%) and an additional ten percent (10%) for every fifteen (15) day period thereafter.

In the event of default of the Debenture, the Investor may exercise its right to attach and liquidate our assets to satisfy any outstanding debts owed, as the Debenture is secured by our assets.

In connection with the Closing, we filed a press release announcing the completion of the Financing, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

On June 15, 2007, we also entered into a convertible promissory note and common stock purchase warrant agreement (collectively “Note”) with Sophia Meneve (“Holder”) in the amount of $50,000.  The Note matures 60 days from the date of issuance (“Maturity Date”) and bears annual interest at 12%.  We are required to pay the Holder a minimum of 180 days of interest on the principal being repaid.  Similarly, although there is no penalty for prepayment, we must pay the Holder a minimum of 180 days of interest on the principal being repaid.  As additional consideration we issued to the Holder 50,000 shares of our common stock, par value $.001 and a warrant to purchase an additional 50,000 shares of our common stock at a strike price of $.12 per share.

The Note contains a conversion feature which allows the Holder, at any time prior to the Maturity Date, to convert the principal amount of this Note plus any accrued interest, or any portion thereof, into fully paid and nonassessable shares of our common stock, $.001 par value, on the basis of one share of such stock for each $0.20 in unpaid principal and/or interest.

In the event of default of this Note, the Holder may declare the entire unpaid principal balance of this Note, together with interest accrued, immediately due and payable at the place of payment, without presentment, protest, notice or demand, all of which are expressly waived.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION

See Item 1.01 above.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above.

We claim an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the Investor is an “accredited investor” and/or qualified institutional buyer, the Investor has access to information about the Company and its investment, the Investor will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities.

On June 15, 2007, the Company approved the issuance 25,000 shares to Karl Kaplan and 25,000 shares to Julie Boyle in consideration of a waiver provided to the Company pursuant to a recent financing.  Such shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933 and are restricted in accordance with Rule 144 of the Securities Act of 1933.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

10.1	Convertible Debenture dated June 15, 2007, by and between the Company and Dutchess Private Equities Fund, Ltd.

10.2	Warrant dated June 15, 2007, by and between the Company and Dutchess Private Equities Fund, Ltd.

10.3	Convertible Promissory Note dated June 15, 2007, by and between the Company and Sophia Meneve

10.4	Common Stock Purchase Warrant dated June 15, 2007, by and between the Company and Sophia Meneve

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Somerset International Group, Inc.

By: /s/ John X. Adiletta
JOHN X. ADILETTA
President

Dated: June 20, 2007